                                                                    EXHIBIT 99.1

Student Loan Finance Corporation
Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated
Student Loan Asset-Backed Notes, Series 1999-1
Report for the Month Ended January 31, 2000

I.      Noteholder Information

A.      Identification of Notes

        Series  Description                       Cusip #         Due Date
        -----------------------------------------------------------------------
        1999-1A Senior Auction Rate Notes........280907AP1.....December 1, 2035
        1999-1B Senior Auction Rate Notes........280907AQ9.....December 1, 2035
        1999-1C Subordinate Auction Rate Notes...280907AR7.....December 1, 2035

B.      Notification of Redemption Call of Notes

        None

C.      Principal Outstanding - January, 2000

                      Principal           Principal                 Principal
                    Outstanding,          Payments                 Outstanding,
        Series     Start of Month        During Month             End of Month
        -----------------------------------------------------------------------
        1999-1A    $78,000,000.00           $0.00                $78,000,000.00
        1999-1B     39,000,000.00            0.00                 39,000,000.00
        1999-1C      9,300,000.00            0.00                  9,300,000.00
                  -------------------------------------------------------------
        Totals    $126,300,000.00           $0.00               $126,300,000.00
                  =============================================================

D.      Accrued Interest Outstanding - January, 2000"


                Accrued Interest     Interest           Interest       Accrued Interest        Interest
                  Outstanding,       Accrued            Payments         Outstanding,         Rate As Of
        Series   Start of Month    During Month       During Month       End of Month        End Of Month
        -------------------------------------------------------------------------------------------------
        1999-1A   $337,458.33      $418,448.34            $0.00          $755,906.67           6.23000%
        1999-1B    169,270.83       209,895.84             0.00           379,166.67           6.25000%
        1999-1C     40,687.50        50,452.50             0.00            91,140.00           6.30000%
                  ------------------------------------------------------------------
        Totals    $547,416.66      $678,796.68            $0.00        $1,226,213.34
                  ==================================================================

E.      Net Loan Rates for Next Interest Period

                     Interest Period
        Series        Starting Date        Net Loan Rate
        -------------------------------------------------
        1999-1A         08-Mar-00          Not Applicable
        1999-1B         08-Mar-00          Not Applicable
        1999-1C         08-Mar-00          Not Applicable

        Note: Net loan rates are not applicable until interest periods starting April, 2000.

F.      Noteholders' Carry-Over Amounts - January, 2000

                        Carry-Over                                  Carry-Over
                         Amounts,        Additions     Payments      Amounts,
        Series       Start of Month    During Month  During Month  End of Month
        -----------------------------------------------------------------------
        1999-1A          $0.00            $0.00        $0.00          $0.00
        1999-1B           0.00             0.00         0.00           0.00
        1999-1C           0.00             0.00         0.00           0.00
                         --------------------------------------------------
        Totals           $0.00            $0.00        $0.00          $0.00
                         ==================================================

G.      Noteholders' Accrued Interest on Carry-Over Amounts - January, 2000

                      Accrued         Interest        Interest        Accrued
                     Interest,        Accrued         Payments        Interest,
        Series     Start of Month   During Month    During Month    End of Month
        ------------------------------------------------------------------------
        1999-1A        $0.00           $0.00           $0.00           $0.00
        1999-1B         0.00            0.00            0.00            0.00
        1999-1C         0.00            0.00            0.00            0.00
                       -----------------------------------------------------
        Totals         $0.00           $0.00           $0.00           $0.00
                       =====================================================

II.     Fund Information

A.      Reserve Fund - January, 2000
                                                                    Amount
                                                                -------------
        Balance, Start of Month................................ $1,894,500.00
        Additions During Month.................................          0.00
        Less Withdrawals During Month..........................          0.00
                                                                -------------
        Balance, End of Month.................................. $1,894,500.00
                                                                =============

B.      Capitalized Interest Account - January, 2000
                                                                    Amount
                                                                -------------
        Balance, Start of Month................................ $4,700,000.00
        Additions During Month.................................          0.00
        Less Withdrawals During Month..........................   (145,959.01)
                                                                -------------
        Balance, End of Month.................................. $4,554,040.99
                                                                =============

C.      Acquisition Account  - January, 2000
                                                                    Amount
                                                               --------------
        Balance, Start of Month............................... $25,920,502.07
        Additions During Month................................           0.00
        Less Withdrawals for Eligible Loans:
          Principal Acquired..................................  (3,686,666.39)
          Premiums and Related Acquisition Costs..............     (50,126.73)
                                                               --------------
        Balance, End of Month................................. $22,183,708.95
                                                               ==============

D.      Alternative Loan Guarantee Account - January, 2000
                                                                   Amount
                                                                -------------
        Balance, Start of Month...............................  $1,040,330.58
        Guarantee Fees Received During Month..................           0.00
        Interest Received During Month........................       6,383.12
        Other Additions During Month..........................           0.00
        Less Withdrawals During Month for Default Payments....           0.00
                                                                -------------
        Balance, End of Month.................................  $1,046,713.70
                                                                =============

III.    Student Loan Information

A.      Student Loan Principal Outstanding - January, 2000
                                                                   Amount
                                                               --------------
        Balance, Start of Month............................... $88,449,055.45
        Loans Purchased / Originated..........................   3,686,666.39
        Capitalized Interest..................................     162,762.52
        Less Principal Payments Received......................    (997,897.49)
        Other Increases (Decreases)...........................       1,321.53
                                                               --------------
        Balance, End of Month................................. $91,301,908.40
                                                               ==============

B.      Composition of Student Loan Portfolio as of January 31, 2000

                                                                    Amount
                                                               --------------
        Aggregate Outstanding Principal Balance............... $91,301,908.40
        Number of Borrowers...................................         13,622
        Average Outstanding Principal Balance Per Borrower....         $6,703
        Number of Loans (Promissory Notes)....................         25,228
        Average Outstanding Principal Balance Per Loan........         $3,619
        Weighted Average Interest Rate........................           7.59%

C.      Distribution of Student Loan Portfolio by Loan Type as of
        January 31, 2000

                                                 Outstanding
                                                  Principal
        Loan Type                                  Balance             Percent
        ----------------------------------------------------------------------
        Stafford - Subsidized................  $35,162,288.51            38.5%
        Stafford - Unsubsidized..............   20,787,444.08            22.8%
        PLUS.................................   10,402,983.39            11.4%
        SLS..................................      152,228.17             0.2%
        Consolidation........................    4,564,787.97             5.0%
        Alternative..........................   20,232,176.28            22.2%
                                               -------------------------------
        Total................................  $91,301,908.40           100.0%
                                               ===============================

D.      Distribution of Student Loan Portfolio by Interest Rate as of
        January 31, 2000

                                                 Outstanding
                                                  Principal
        Interest Rate                              Balance             Percent
        ----------------------------------------------------------------------
        Less Than 7.00%....................... $20,918,944.81            22.9%
        7.00% to 7.49%........................   6,298,331.65             6.9%
        7.50% to 7.99%........................  53,398,448.61            58.5%
        8.00% to 8.49%........................   1,272,201.23             1.4%
        8.50% to 8.99%........................   6,955,965.49             7.6%
        9.00% to 9.49%........................      58,847.14             0.1%
        9.50% or Greater......................   2,399,169.47             2.6%
                                               -------------------------------
        Total................................. $91,301,908.40           100.0%
                                               ===============================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of January 31, 2000

                                                 Outstanding
                                                  Principal
        Borrower Payment Status                    Balance             Percent
        ----------------------------------------------------------------------
        School................................ $15,582,692.60            17.1%
        Grace.................................   4,409,545.42             4.8%
        Repayment.............................  58,758,806.17            64.4%
        Deferment.............................   6,601,044.05             7.2%
        Forbearance...........................   5,019,917.91             5.5%
        Claims................................     929,902.25             1.0%
                                               -------------------------------
        Total................................. $91,301,908.40           100.0%
                                               ===============================

F. Distribution of Student Loan Portfolio by Delinquency Status as of January 31, 2000

                                                  Percent by Outstanding Balance
                                                   -----------------------------
                                                       Repayment,
                                                       Deferment,
                                       Outstanding   Forbearance
                                        Principal  & Claims Status  All Loans in
        Delinquency Status               Balance      Loans Only     Portfolio
        ------------------------------------------------------------------------
        31 to 60 Days............... $4,416,868.22       6.2%           4.8%
        61 to 90 Days...............  1,050,176.61       1.5%           1.2%
        91 to 120 Days..............    501,270.43       0.7%           0.5%
        121 to 180 Days.............    414,171.92       0.6%           0.5%
        181 to 270 Days.............    337,575.52       0.5%           0.4%
        Over 270 Days...............    496,387.74       0.7%           0.5%
        Claims Filed, Not Yet Paid..    929,902.25       1.3%           1.0%
                                     ---------------------------------------
        Total....................... $8,146,352.69      11.4%           8.9%
                                     =======================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of January 31, 2000

                                                 Outstanding
                                                  Principal
        Guarantee Status                           Balance             Percent
        ----------------------------------------------------------------------
        FFELP Loan Guaranteed 100%............    $369,363.98            0.4%
        FFELP Loan Guaranteed 98%.............  70,700,368.14           77.4%
        Alternative Loans Non-Guaranteed......  20,232,176.28           22.2%
                                               ------------------------------
        Total................................. $91,301,908.40          100.0%
                                               ==============================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of January 31, 2000

                                                 Outstanding
                                                  Principal
        Guarantee Agency                           Balance            Percent
        ---------------------------------------------------------------------
        Education Assistance Corporation.....  $29,981,862.17           32.8%
        California Student Aid Commission....   22,968,543.72           25.2%
        United Student Aid Funds, Inc........    8,517,718.29            9.3%
        Pennsylvania Higher Education
         Assistance Agency...................    4,141,711.83            4.5%
        Great Lakes Higher Education
         Corporation.........................    3,422,143.59            3.7%
        Other Guarantee Agencies.............    2,037,752.52            2.2%
        Alternative Loans Non-Guaranteed.....   20,232,176.28           22.2%
                                               ------------------------------
        Total................................  $91,301,908.40          100.0%
                                               ==============================

I.      Fees and Expenses Accrued For / Through  January, 2000

                                                                  For The 1
                                                                  Month Ended
                                         January, 2000           Jan. 31, 2000
                                        --------------------------------------
        Servicing Fees.................   79,889.17               $79,889.17
        Indenture Trustee Fees.........    2,631.28                 2,631.28
        Broker / Dealer Fees...........        0.00                     0.00
        Auction Agent Fees.............    2,175.17                 2,175.17
        Other Permitted Expenses.......        0.00                     0.00
                                         -----------------------------------
        Total..........................  $84,695.62               $84,695.62
                                         ===================================

J.      Ratio of Assets to Liabilities as of January 31, 2000

                                                                    Amount
                                                               ---------------
        Total Indenture Assets...............................  $125,466,106.20
        Total Indenture Liabilities..........................   127,607,478.08
                                                               ---------------
        Ratio................................................            98.32%
                                                               ===============